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                                                                  Exhibit (i)(2)




                       CONSENT OF SHEARMAN & STERLING LLP

     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Dryden National Municipals Fund, Inc. filed as part of Registration Statement No. 2-66407 and to the use of our opinion of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 2-66407).





                                                Shearman & Sterling LLP







New York, New York
February 27, 2003